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          T. ROWE PRICE
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          Index Trust, Inc.
            Equity Index Fund
          Supplement to Prospectus dated May 1, 1995
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          The following sentences will be added at the end of footnote (a)
          to Table 1 under the section "Transaction and Fund Expenses" on page 2 of the prospectus.

               Effective January 1, 1996, T. Rowe Price agreed that the expense ratio for the fund will not exceed 0.40%, for a period of two years from January 1, 1996. This represents a modest decrease of 0.05% in the expense limitation. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 0.40%; however, no reimbursement will be made after December 31, 1999, or if it would result in the expense ratio exceeding 0.40% for the fund.

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          The date of this supplement is December 27, 1995.
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